Prospectus Supplement

ING USA Annuity and Life Insurance Company and its Separate Account B

Supplement dated August 19, 2005 to your current variable annuity prospectus

This supplement updates certain information contained in your current variable annuity prospectus. Please read it carefully and keep it with your variable annuity prospectus for future reference.

NOTICE OF FUND SUBSTITUTIONS

Effective September 23, 2005, and pursuant to applicable regulatory approvals, ING USA Annuity and Life Insurance Company (the "Company") and ING USA Separate Account B (the "Separate Account") will replace the following funds in which a subaccount of the Separate Account invests (the "Replaced Funds") with the following other funds (the "Substitute Funds"), as follows:
Replaced Fund	Substitute Fund
AIM V.I. Capital Appreciation Fund (Series II)	ING Evergreen Omega Portfolio (Class S)
AIM V.I. Core Equity Fund (Series II)	ING Pioneer Fund Portfolio (Class S)
AIM V.I. Premier Equity Fund (Series II)	ING Legg Mason Value Portfolio (Class S)
Pioneer Fund VCT Portfolio (Class II)	ING Pioneer Fund Portfolio (Class S)
Pioneer Mid Cap Value VCT Portfolio (Class II)	ING Pioneer Mid Cap Value Portfolio (Class S)
Important Information about the Proposed Substitutions.
  After September 23, 2005, the effective date of the substitutions, the subaccount which invests in the Replaced Funds will no longer be available through your variable annuity contract and all references in your variable annuity prospectus to the name of a Replaced Fund will be replaced with the name of the corresponding Substitute Fund.

  Prior to the effective date of the substitutions and for thirty days thereafter you may transfer amounts allocated to a subaccount which invests in a Replaced Fund to any other subaccount or any available fixed account free of charge and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers.

  On the effective date of the substitutions, all amounts you have allocated to the subaccount which invests in a Replaced Fund will be automatically reallocated to the subaccount which invests in the corresponding Substitute Fund. Thereafter, all future allocations directed to a subaccount which invested in a Replaced Fund will be automatically allocated to the corresponding Substitute Fund.

  You will not incur any fees or charges or any tax liability because of the substitutions, and your contract value immediately before the substitutions will equal your contract value immediately after the substitutions.

  The total expenses of each Substitute Fund are less than or equal to the total expenses of the corresponding Replaced Fund. The fees and expenses of each Substitute Fund are more fully described in your variable annuity prospectus and in the Substitute Fund's prospectus.

    The investment objective and policies of each Substitute Fund are substantially the same as, similar to or consistent with the investment objective and policy of the corresponding Replaced Fund. The investment objective of each Substitute Fund is more fully described in your variable annuity prospectus and in the Substitute Fund's prospectus.

  If you have not already received a prospectus for a Substitute Fund, it accompanies this supplement. Read each prospectus carefully before deciding what to do with amounts allocated to the subaccount which invests in a Replaced Fund. If you need another copy of a prospectus, please contact our Customer Service Center at (800) 366-0066, and we will send it to you.

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  Substitute Fund Fees and Expenses. The investment advisory fees and other expenses charged annually by each of the Substitute Funds are shown in your variable annuity prospectus and the prospectuses for the Substitute Funds. Please see the prospectuses for the Substitute Funds for more information concerning these fees and expenses.

  Substitute Fund Investment Adviser/Sub-adviser and Investment Objectives. The investment adviser/subadviser and investment objectives of the Substitute Funds are shown in your variable annuity prospectus and the prospectuses for the Substitute Funds. Please see the prospectuses for the Substitute Funds for more information concerning investment adviser/subadviser and investment objectives.

X.70600-05B	Page 1 of 2	August 2005